Supplement Dated June 1, 2010 to

Prospectus Dated May 1, 2002 for
Elements Plus
Issued By
Protective Life Insurance Company
Protective Variable Annuity Separate Account

And

Prospectus Dated May 1, 2004 for
Elements Classic NY
Issued By
Protective Life and Annuity Insurance Company
Variable Annuity Account A of Protective Life

This Supplement amends certain information in your variable annuity prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

We have been advised that, on May 11, 2010, the shareholders of the Van Kampen Life Investment Trust approved an Agreement and Plan of Reorganization with respect to each of the Van Kampen Life Investment Trust portfolios listed below (the “Old Funds”).  As such, on June 1, 2010, substantially all of the assets of each of the Old Funds were combined with those of a newly organized mutual fund of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “New Funds”).  As of June 1, 2010, each Sub-Account offered under your Contract that was investing in an Old Fund will instead begin investing in the corresponding New Fund.

Listed below are each of the Old Funds and its corresponding New Fund:

Old Funds	New Funds
Van Kampen Life Investment Trust (“LIT”)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Van Kampen LIT Capital Growth Portfolio	Invesco Van Kampen V.I. Capital Growth Fund
Van Kampen LIT Comstock Portfolio	Invesco Van Kampen V.I. Comstock Fund
Van Kampen LIT Growth and Income Portfolio	Invesco Van Kampen V.I. Growth and Income Fund
Van Kampen LIT Mid Cap Growth Portfolio	Invesco Van Kampen V.I. Mid Cap Growth Fund

Each New Fund has the same investment objective as its corresponding Old Fund .  Each New Fund is advised by Invesco Advisers, Inc.